UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2009

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On June 25, 2009, the Organization & Compensation Committee (the “Committee”) of the Board of Directors of Humana Inc. (the “Company”) approved certain amendments (each an “Amendment,” and collectively, the “Amendments”) to the Humana Retirement and Savings Plan (the “HRSP”), the Supplemental Executive Retirement and Savings Plan (the “SERP”), the 2003 Stock Incentive Plan (the “2003 Plan”), and the form of stock option agreements under the 2003 Plan (the “Stock Option Agreements,” and together with the HRSP, the SERP, and the 2003 Plan, the “Plans”).

The Amendments generally provide that:

(1)	The definition of eligible retirement under each of the Plans shall be modified to mean a combination of age and years of service with the Company totaling 65 or greater, with a minimum required age of 55 and a minimum requirement of five years of service (the “Retirement Eligibility Requirement”);

(2)	In calculating years of service for purposes of the Retirement Eligibility Requirement, a Participant that experiences a Termination of Employment (as defined in the HRSP) and is later rehired by the Company, is credited with service prior to the Termination of Employment only if the period between the Participant’s Termination of Employment date and the date of rehire is less than the lesser of (x) three years, and (y) the period of continuous service credited to the Participant prior to the Termination of Employment date; and

(3)	With respect to the 2003 Plan and the Stock Option Agreements, on the retirement date of a Participant who has satisfied the new Retirement Eligibility Requirement:

(a)	any outstanding Options or Stock Appreciation Rights with a grant date on or after January 1, 2010 (x) that have vested as of the retirement date of that Participant will be exercisable within two years of such retirement date, and (y) that have not vested as of the retirement date of that Participant will continue to vest according to their original vesting schedule and will be exercisable within two years of the vesting date of such Options or Stock Appreciation Rights; and

(b)	any outstanding Shares of Restricted Stock or Restricted Stock Units with a grant date on or after January 1, 2010 will continue to vest according to their original vesting schedule.

The Company’s Chief Executive Officer, Chief Financial Officer and other named executive officers participate in each of the Plans. Except as described above, the Amendments do not affect the payments owed to the named executive officers upon retirement. Other than as disclosed in item (3) above, the Amendments do not change the benefits available to Participants under the Plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Steven E. McCulley
Steven E. McCulley
Vice President and Controller
(Principal Accounting Officer)

Dated: June 30, 2009